UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 3, 2005

                              INNOTRAC CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 000-23741                            58-1592285
--------------------------------------------------------------------------------
         (Commission File Number)          (IRS Employer Identification No.)

          6655 Sugarloaf Parkway
              Duluth, Georgia                              30097
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)               (Zip Code)

                                 (678) 584-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         The Registrant announced today that David L. Gamsey, its Senior Vice President, Chief Financial Officer and Secretary, and a member of its board of directors, will leave the company to become the chief financial officer of a private company in the insurance brokerage business. Mr. Gamsey submitted his resignation as an Officer and Director on January 3, 2005. The resignation is expected to become effective by the end of January, 2005 although the exact date has not been settled.

         The Registrant also announced the election of Ryan Scheinfeld as Vice President Finance, who will serve as the principal financial officer of the company, and Chrissy Herren as Senior Director and Controller, who will serve as the principal accounting officer of the company. They will commence service in their new positions simultaneously with the effectiveness of Mr. Gamsey's resignation. Mr. Scheinfeld has served as Director of Finance of the company since August 1, 2000. Prior to that, he was employed by AHL Services, Inc. as a financial analyst commencing in November, 1999. Ms. Herren has worked at the company since 1993, serving most recently as Corporate Controller and prior to that as Assistant Corporate Controller.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INNOTRAC CORPORATION


                                              By:    /s/ David L. Gamsey
                                                     --------------------------
                                                     David L. Gamsey
                                                     Senior Vice President and
Date: January 4, 2005                                Chief Financial Officer